UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2023

KeyStar Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56290	85-0738656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

78 SW 7th Street, Suite 500, Miami, Florida	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 783-9435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosures set forth in Items 2.03 and 3.02 are incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 14, 2023, KeyStar Corp., a Nevada corporation (the “Company,” “we” or “our”), entered into a Fourth Amended and Restated Discretionary Non-Revolving Line Of Credit Demand Note with Excel Family Partners, LLLP, a Florida limited liability limited partnership (“Excel”) in the principal amount of not more than $10,000,000 (the “Note”). The Note amends and restates that certain Third Amended and Restated Discretionary Non-Revolving Line Of Credit Demand Note between us and Excel entered into on July 18, 2023 in the principal amount of not more than $5,000,000 (the “Former Note”). Excel is controlled by Mr. Bruce Cassidy, our Secretary and sole member of our board of directors (the “Board”). The Note does not constitute a committed line of credit. Loans under the Note are made by Excel in its sole and absolute discretion. Upon repayment of any amount of principal or interest under the Note, we may not reborrow under the Note.

All loans made under the Note accrue interest at a fixed rate per annum equal to 15.0% (the “Fixed Rate”). On the first day of each month to the date on which Excel demands payment of the Note, we will pay to Excel interest, in arrears, on the aggregate outstanding principal balance of the Note at the Fixed Rate.

As of the date of the Note, the aggregate outstanding principal balance of all loans was $6,888,800.58, which includes: (i) the outstanding principal balance under the Former Note of $4,251,876.51 as of July 24, 2023; (ii) the $500,000 we borrowed under the Former Note on August 17, 2023; (iii) conversion of all accrued and unpaid interest under the Former Note through September 13, 2023 in the amount of $376,924.07; and (iv) the $1,760,000 we borrowed under the Note as of September 14, 2023 to pay in full the bridge loan evidenced by the Promissory Note, dated May 5, 2023, in the principal amount of $1,600,000 made by Excel to the Company and the related funding fee due and owing in connection with such bridge loan. On September 15, 2023, we borrowed an additional $250,000 under the Note. As of September 19, 2023, the aggregate outstanding principal balance of all loans under the Note is $7,138,800.58.

Notwithstanding the above, outstanding principal and accrued and unpaid interest are due and payable upon demand. We have the right to prepay the Note, in whole or in part, at any time; provided, however, we must (i) provide Excel prior written notice of our intention to make such prepayment; and (ii) pay to Excel all interest accrued on the outstanding principal balance of the Note to the date of such prepayment.

If the Company: (i) fails to comply with any provision under the Note, including, but not limited to, failing to immediately pay all amounts due to Excel after demand thereof is made; or (ii) becomes subject to certain bankruptcy or insolvency events, at the option of Excel, the unpaid principal amount of the Note, accrued interest thereon, any fees or any other sums payable thereunder will thereafter until paid in full bear interest at a rate per annum equal to the Fixed Rate plus 2.00%.

In connection with entering into the Note, we issued Excel a Common Stock Warrant to purchase 3,400,000 shares of our common stock at an exercise price of $0.25 per share (the “Warrant”). The Warrant may be exercised, in whole or in part, at any time through September 13, 2028, on either a cash or cashless basis. The offer, sale and issuance of the Warrant were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. Excel is acquiring the Warrant for investment only and not with a view to or for sale in connection with any distribution thereof and it represented to us that it could bear the risks of the investment and could hold the securities for an indefinite period of time, and appropriate legends were, or will be, affixed to the Warrant upon issuance thereof. Excel represented to us that it is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.

The foregoing summary of the Note and the Warrant are qualified in their entirety by reference to the full text of the Note and the Warrant which are attached hereto as Exhibits 10.1 and Exhibit 4.1, respectively, and are incorporated herein by reference. You are urged to read said exhibits attached hereto in their entirety.

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Item 3.02	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 2.03 are incorporated by reference into this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective as of September 15, 2023, Anthony Fidaleo departed as our Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer (collectively, our “CFO”). We have begun the search for a new CFO. Mark Thomas, our current Chief Executive Officer, Principal Executive Officer and President since January 10, 2023, has agreed to serve as our acting CFO on an interim basis until such time as we appoint a new permanent CFO. Mr. Thomas has not entered into any agreement or arrangement, written or otherwise, with the Company in connection with him serving as acting CFO. Furthermore, Mr. Thomas will not receive any additional form of compensation from us, equity or otherwise, for serving as acting CFO.

Mr. Thomas joined the Company as our Chief Product Officer as part of the Company’s acquisition of ZenSports, Inc. in June 2022. Thomas co-founded and was the Chief Executive Officer of ZenSports since August 2016. Under his leadership, ZenSports developed a mobile gaming platform that offers a traditional sports book, peer-to-peer sports betting, and wagering in fiat and cryptocurrencies. He led the product vision and strategy, recruited the entire team across all functional areas, and raised $10M+ in venture capital funding. Prior to co-founding ZenSports, Thomas was the Chief Executive Officer of Reesio, a venture-backed real estate software platform he co-founded in 2012. Reesio automated the paperwork and manual processes that went into buying and selling a home for real estate professionals and their clients. Reesio was acquired by News Corp’s Realtor.com in 2015. Thomas began his career working in corporate finance and accounting for companies such as McKesson, Gap, Inc. and Carl Zeiss Vision before founding his first company in 2005, an executive recruiting agency in San Francisco that worked with Fortune 500 clients, including Coca-Cola, Expedia, and McKesson. He sold the recruiting agency in 2008, and transitioned into working in tech, co-founding two startups within the Human Resources and Recruiting industry. Thomas also spent time working at Intuit as a Senior Product Manager, which he left in 2012 to co-found Reesio.

We believe that Mr. Thomas is the best person to serve as our acting CFO on an interim basis due to his extensive knowledge of our business and operations as our current Chief Executive Officer, Principal Executive Officer and President.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Common Stock Warrant of KeyStar Corp. issued to Excel Family Partners, LLP, dated September 14, 2023
10.1	Fourth Amended and Restated Discretionary Non-Revolving Line Of Credit Demand Note dated September 14, 2023 made by KeyStar Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2023	KEYSTAR CORP.

	By:	/s/ Mark Thomas
Mark Thomas, CEO

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